CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                    AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Peter Moran, President of BHR Institutional Funds (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 6/4/07                                       s/ PETER MORAN
     ------------                                  -----------------------------
                                                   Peter Moran, President
                                                   (principal executive officer)


I, John Leven, Treasurer of BHR Institutional Funds (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 6/4/07                                       /s/ JOHN LEVEN
     ------------                                  -----------------------------
                                                   John Leven, Treasurer
                                                   (principal financial officer)